Robert H. Baldwin
  President
                            B E L L A G I O

September 1, 1999



Mr. Stephen A. Wynn
Chairman of the Board and
  Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

Re:  Amendment No. 5 to Fine Art Rental Agreement

Dear Steve:

Pursuant to Paragraph 3 of the letter agreement dated December 31, 1998 between Bellagio and you (the "Rental Agreement"), this letter confirms our agreement that, effective this date, the following work of fine art shall be added to Exhibit A to the Rental Agreement for the following monthly rent:

             Work                                      Monthly Rent
     ----------------------------------                ------------
     "Still Life  with Curtain, Pitcher                   $83,333
     and Bowl of Fruit" by Paul Cezanne
     (ca. 1893-1894, oil on canvas,
     23-1/2 x 28-3/4 inches)

Please sign below to confirm your agreement to the foregoing. My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO                               I hereby agree to the foregoing.


By:  ROBERT H. BALDWIN                 STEPHEN A. WYNN
     ---------------------------       --------------------------------
     ROBERT H. BALDWIN                 STEPHEN A. WYNN
     President and Chief
     Executive Officer

cc:  Bruce A. Levin
     George J. Panek
     James E. Pettis
     Peter C. Walsh

               P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                              Exhibit 10.2